                                                                     Exhibit 4.1
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  ---NUMBER---             [PICTURE APPEARS HERE]               ---SHARES---

   CO

  ------------                                                  ------------

  COMMON STOCK                                                  COMMON STOCK



                                                             THIS CERTIFICATE
                                                            IS TRANSFERABLE IN
                                                            NEW YORK, N.Y. AND
  SEE REVERSE            INCORPORATED UNDER THE LAWS          RIDGEFIELD PARK,
  FOR CERTAIN              OF THE STATE OF DELAWARE                  N.J.
  DEFINITIONS
                      [LOGO OF CAPITAL ONE APPEARS HERE]     CUSIP 14040H 10 5

                       CAPITAL ONE FINANCIAL CORPORATION

  ----------------------------------------------------------------------------
   THIS CERTIFIES THAT





   IS THE OWNER OF
  ----------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

  Capital One Financial Corporation transferable on the books of the Corpor-ation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated


                             CERTIFICATE OF STOCK

     /s/ John G. Finneran, Jr.   [SEAL OF CAPITAL   /s/ Richard D. Fairbank
                                 ONE APPEARS HERE]
           CORPORATE SECRETARY                      CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
          FIRST CHICAGO TRUST COMPANY
                   OF NEW YORK
                         TRANSFER AGENT AND REGISTRAR,
BY

                                  AUTHORIZED SIGNATURE



(C)UNITED STATES BANKNOTE CORPORATION                 AMERICAN BANK NOTE COMPANY
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                       CAPITAL ONE FINANCIAL CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Corporate Secretary of the Corporation or to the Transfer Agent named on the face of this certificate.

                                  ----------

          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                  ----------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT --             Custodian
     TEN ENT -- as tenants by the entireties                          -------------          -----------------
     JT TEN  -- as joint tenants with right of                          (Cust)                    (Minor)
                survivorship and not as tenants                       under Uniform Gifts to Minors
                in common                                             Act
                                                                         --------------------------
                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

          For value received, _____ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
          --------------------------------------

          --------------------------------------


          ____________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                           ZIP CODE, OF ASSIGNEE)

          ____________________________________________________________


          ____________________________________________________________

          ____________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

          _____________________________________________________ Attorney
          to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated
                --------------------------------



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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURES(S) GUARANTEED


By
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  THE SIGNATURE(S) SHOULD BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION,
  (Banks, Stockbrokers, Savings and Loan
  Associations and Credit Unions) WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM PURSUANT
  TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Capital One Financial Corporation and First Chicago Trust Company of New York, dated as of November 16, 1995, as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated by reference and a copy of which is on file at the principal executive offices of Capital One Financial Corporation. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Capital One Financial Corporation will mail to the registered holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances provided for in the Rights Agreement, Rights issued to, or beneficially owned by any Person who is an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights shall become null and void.